                                                                   EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

                  In connection with the Annual Report on Form 10-K of Waxman Industries, Inc. (the "Company") for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  -        the Report fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 27, 2002

                                  /s/  Melvin Waxman
                                  ---------------------------------------------
                                  Melvin Waxman
                                  Chairman of the Board and Co-Chief
                                  Executive Officer


                                  /s/  Armond Waxman
                                  ---------------------------------------------
                                  Armond Waxman
                                  President, Co-Chief Executive Officer and
                                  Treasurer


                                  /s/  Mark W. Wester
                                  ---------------------------------------------
                                  Mark W. Wester
                                  Senior Vice President and Chief Financial
                                  Officer